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                                                                Exhibit 99.1


                  PAMRAPO BANCORP REPORTS FIRST QUARTER RESULTS

BAYONNE, N.J., April 29, 2003 -- Pamrapo Bancorp, Inc. (Nasdaq:PBCI) today reported net income for the first quarter ended March 31, 2003.

Net income for the first quarter of 2003 amounted to $1.847 million, or 36 cents per share, as compared with $1.931 million, or 37 cents per share in the first quarter of 2002. The weighted average number of shares outstanding during the 2003 and 2002 periods was 5.146 million and 5.152 million, respectively.

Share data has been adjusted to reflect a 2-for-1 stock split paid in the form of a 100% stock dividend in May, 2002.

The first quarter provision for loan losses was $30,000, as compared with $210,000 in the same period last year.

Non-performing loans at March 31, 2003 amounted to $2.5 million, as compared with $3.5 million at March 31, 2002 and $2.7 million at December 31, 2002. At March 31, 2003, $1.2 million were loans delinquent ninety days or more and accruing interest and $1.3 million were loans similarly delinquent and not accruing interest.

At March 31, 2003, Pamrapo's allowance for loan losses was $2.6 million, or 104.0% of non-performing loans. This compares with $2.3 million, or 65.7% of non-performing loans at March 31, 2002, and $2.6 million, or 96.3% of non-performing loans at December 31, 2002.

Pamrapo's book value per share at March 31, 2003 was $10.02.

Pamrapo Bancorp is a holding company whose principal subsidiary, Pamrapo Savings Bank, S.L.A., operates 11 branch offices in Bayonne, Fort Lee, Hoboken and Monroe, New Jersey.

                                     CONTACT

               Robert A. Hughes, CPA, Vice President 201-339-4600

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                      PAMRAPO BANCORP, INC AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME
                      (In thousands, except per share data)
                                   (Unaudited)

                                                              Quarter ended
                                                                March 31,
                                                              2003        2002
                                                              ----        ----
Interest income:
   Loans                                                     $6,931      $7,364
   Mortgage-backed securities                                 2,124       2,060
   Investments and other interest-earning assets                288         179
                                                             ------      ------
      Total interest income                                   9,343       9,603
                                                             ------      ------
Interest expense:
   Deposits                                                   2,624       3,001
   Advances and other borrowed money                            999         916
                                                             ------      -------
      Total interest expense                                  3,623       3,917
                                                             ------      -------
Net interest income                                           5,720       5,686
Provision for loan losses                                        30         210
                                                                 --      ------
Net interest income after provision for loan losses           5,690       5,476
                                                             ------      ------
Non-interest income:
   Fees and service charges                                     342         342
   Miscellaneous                                                231         188
                                                             ------      -------
      Total non-interest income                                 573         530
                                                             ------      -------
Non-interest expenses:
   Salaries and employee benefits                             1,715       1,687
   Net occupancy expense of premises                            260         269
   Equipment                                                    362         285
   Advertising                                                   44          38
   Loss on foreclosed real estate                                18          18
   Miscellaneous                                                757         669
                                                             ------      ------
      Total non-interest expenses                             3,156       2,966
                                                             ------      ------
Income before income taxes                                    3,107       3,040
Income taxes                                                  1,260       1,109
                                                             ------      ------
Net income                                                   $1,847      $1,931
                                                             ======      ======
Basic/diluted earnings per common share*                     $  .36      $  .37
                                                             ======      ======
Dividends per common share *                                 $  .20      $.1875
                                                             ======      ======
Weighted average number of basic and diluted
common shares outstanding                                     5,146       5,152
                                                             ======      ======

* Data adjusted to reflect a 2-1 stock split paid in the form of a 100% percent stock dividend in May, 2002.

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                     PAMRAPO BANCORP, INC. AND SUBSIDIARIES

                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                 (In thousands)
                                   (Unaudited)

                                                                                March 31,          December 31,
                                                                                  2003                2002
                                                                                  ----                ----
ASSETS

Cash and amounts due from depository institutions                               $ 24,444            $ 23,857
Securities available for sale                                                      4,346               4,543
Investment securities held to maturity                                             7,085               7,095
Mortgage-backed securitities held to maturity                                    170,013             146,139
Loans receivable                                                                 381,400             389,865
Premises and equipment                                                             4,365               4,417
Foreclosed real estate                                                               155                 155
Investment in real estate                                                            210                 214
Federal Home Loan Bank of New York stock, at cost                                  4,403               4,403
Interest receivable                                                                3,030               2,982
Other assets                                                                       4,789               4,989
                                                                                --------            --------
   Total assets                                                                 $604,240            $588,659
                                                                                ========            ========
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Deposits                                                                     $465,123             445,508
   Advances from Federal Home Loan Bank of N.Y.                                   79,340              84,340
   Other borrowed money                                                              142                 149
   Advance payments by borrowers for taxes, insurance                              3,979               3,836
   Other liabilities                                                               4,076               4,070
                                                                                --------            --------
      Total liabilities                                                         $552,660            $537,903
                                                                                --------            --------
Stockholders' equity:
   Common stock; par value$.01; authorized: 7,000,000 shares;
      6,900,000 shares issued; 5,145,986 shares outstanding                           69                  69
   Paid-in capital in excess of par value                                         18,937              18,937
   Retained earnings - substantially restricted                                   51,707              50,889
   Accumulated other comprehensive income - net                                      249                 243
   Treasury stock at cost: 1,754,014 shares                                      (19,382)            (19,382)
                                                                                --------            --------
      Total stockholders' equity                                                $ 51,580            $ 50,756
                                                                                --------            --------
      Total liabilities and stockholders' equity                                $604,240            $588,659
                                                                                ========            ========